Northern Lights Fund Trust II

Balter Discretionary Global Macro Fund, a series of the Registrant

These materials provide, in interactive data format using the Extensible Business Reporting Language, information relating to the prospectus for the Balter Discretionary Global Macro Fund dated March 1, 2017, as amended March 22, 2017 that was filed with the Securities and Exchange Commission pursuant to paragraph (e) of Rule 497 under the Securities Act of 1933, as amended, on March 22, 2017 (SEC Accession No. 0001580642-17-001818).

EXHIBIT INDEX

Index No.	Description of Exhibit

EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase